[Scudder Investments logo]

Scudder Development Fund

Class AARP and Class S Shares

Semiannual Report

January 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Development Fund	Ticker Symbol	Fund Number
Class AARP	SDVLX	167
Class S	SCDVX	067

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been challenging for growth stock investors. The economy has slowed, corporate earnings have weakened, and - most recently - the collapse of Enron has shined a spotlight on corporate accounting practices. Despite these difficulties, there is growing evidence that the U.S. economy is emerging from its short-lived recession. This could provide a boost to stock prices, since financial markets tend to look forward, rather than backward. In fact, the markets often factor in events as early as six months before they are expected to occur. This means that even if investors don't foresee a full recovery in earnings and economic growth until 2003, the mere anticipation of this event could prove to be a significant positive for the markets as early as mid-year.

This is an important point to consider. Because of the markets' forward-looking nature, the times when fear is most prevalent have often proven to be among the best times to invest. Although stock prices may remain unusually volatile for some time to come, investors may wish to keep this in mind as they evaluate their portfolios in the months ahead.

Thank you for your continued investment in Scudder Development Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Development Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary January 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Development Fund - Class S	-8.95%	-37.26%	-9.59%	-2.58%	3.92%
S&P 500 Index+	-6.04%	-16.17%	-2.86%	9.04%	12.98%

	6-Month	1-Year	Life of Class*
Scudder Development Fund - Class AARP	-8.95%	-37.26%	-37.49%
S&P 500 Index+	-6.04%	-16.17%	-15.40%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/02	$ 20.01	$ 20.01
7/31/01	$ 23.35	$ 23.35
Distribution Information: Six Months: Capital Gains Distributions	$ 1.28	$ 1.28

Class S Lipper Rankings - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	335	of	448	75
3-Year	195	of	252	78
5-Year	174	of	181	96
10-Year	48	of	48	98

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Development Fund - Class S -- S&P 500 Index+

Yearly periods ended January 31

Comparative Results
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,274	$7,390	$8,775	$14,685
	Average annual total return	-37.26%	-9.59%	-2.58%	3.92%
S&P 500 Index+	Growth of $10,000	$8,383	$9,167	$15,414	$33,885
	Average annual total return	-16.17%	-2.86%	9.04%	12.98%

The growth of $10,000 is cumulative.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is -30.69%.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Development Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Development Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Sewall F. Hodges joined the Advisor in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Hodges began his investment career in 1978.

Portfolio Manager J.C. Cabrera joined the Advisor and the fund in 1999. Mr. Cabrera has 13 years of portfolio management experience.

In the following interview, Sewall Hodges, lead portfolio manager of Scudder Development Fund, discusses the fund's results and strategy for the six-month period ended January 31, 2002. Hodges also provides an outlook for the balance of the 2002 fiscal year.

Q: During the first half of the fiscal year that began August 1, 2001, the United States was in the midst of its first recession since the Persian Gulf War. How has Scudder Development Fund performed since August?

A: Scudder Development Fund (Class S shares) fell 8.95 percent for the six-month period ended January 31, 2002. This was less than the 9.72 percent average decline for the period among funds in Lipper's Multi-Cap Growth funds category, the fund's peer group. The unmanaged Russell 1000 Growth Index, a group of large-company stocks that fit the Frank Russell Co.'s definition of growth style investments, fell 6.51 percent over the same period while the unmanaged Russell Midcap Growth Index, a group of rapidly growing mid-size company stocks, fell 4.82 percent.

As you know, the portfolio's risk profile is higher than that of the overall equity market. Unlike the Russell 1000 Growth Index, the fund's portfolio has a significant number of small to mid-size company stocks that we believe have stronger-than-average long-term growth prospects. With fewer than 70 holdings as of January 31, Scudder Development Fund's portfolio is also more concentrated than the two Russell indexes, each of which has hundreds of stocks. That means price movements in any one stock can have more of an effect on fund performance than index performance.

Small to mid-size company stocks have historically been more volatile in the short run, and this pattern held true for the most recent fiscal period. For patient investors with a multiyear investment horizon, we believe small and mid-size stocks can be exceptionally rewarding, and so we plan to continue investing a substantial share of the fund's portfolio in this area.

Market Capitalization as of 1/31/02 Percent of portfolio holdings in each category
Company Size Billions in market capitalization	Small <$1.5	Mid-size $1.5 to $5	Large >$5
Scudder Development Fund portfolio	13.60%	35.10%	51.30%

Source: Scudder Investments Quantitative Services
Fund portfolio composition is subject to change. Market capitalization represents a company's stock price multiplied by the number of its shares outstanding.

Q: How was Scudder Development Fund's portfolio positioned?

A: For the entire period, slightly more than half of Scudder Development Fund's assets were invested in technology stocks. Losses among technology and telecom stocks were especially sharp between July and September. Stock prices in this sector had already fallen steeply in the prior fiscal year, and they continued to fall this past summer. The fund sustained losses in four mid-size to large, technology-related companies that were among the fund's top 10 holdings at the start of the fiscal year - PeopleSoft, Mercury Interactive, Check Point Software and Time Warner Telecom. Overall, investors were hit with wave after wave of corporate earnings shortfalls and reports about slack demand for new products. Even before the acts of terrorism on September 11, investors concluded that the road to revival in the technology sector would be much longer and slower than they had thought at the start of calendar year 2001.

We believe the fund preserved more capital than the average aggressive growth fund in this challenging environment because we focused on well-run companies with relatively low levels of debt in technology and other sectors. When the market began to rebound in October, we achieved success as stocks of fundamentally sound businesses such as Symbol Technologies and Harley-Davidson generally outperformed the equity market. (Both stocks were among the fund's top 10 holdings on January 31.)

Q: How do you attempt to reduce investment risk in the portfolio?

A: A healthy balance sheet is one of several characteristics we look for when reviewing stocks. If a company's finances are strong and transparent, it suggests to us that a firm is well positioned to not only survive an economic downturn but also thrive when business and consumer demand is robust. As of January 31, 2002, companies in Scudder Development Fund's portfolio had a debt1 level of 17.19 percent, a level we believe is low relative to the overall equity market. Meanwhile, the estimated five-year earnings growth rate of companies in the fund's portfolio was nearly 24 percent.

1 Long-term total debt divided by total market capitalization as found on the Quantitative Services intranet site.
Debt Levels and Earnings Growth Rates As of 1/31/02
	Total debt as a percentage of a company's market value	5-year historical earnings growth 1996-2001	5-year estimated earnings growth 2002-2007
Scudder Development Fund portfolio	17.19%	28.71%	23.93%

Source: Scudder Investments Quantitative Services
Historical and forward-looking information is as of 1/31/02. Forward-looking information is based on a consensus of securities analysts' estimates as reported to I/B/E/S. Estimates are subject to change and may not come to pass. Past performance and earnings growth is not a guarantee of future results.

Market conditions in the wake of the recent Enron accounting scandal have made the stock-screening process more challenging and yet more important than ever. We believe it is imperative to closely monitor the fundamental operations of every stock in the portfolio, particularly technology companies and rapidly growing businesses. We look for companies that historically have had the lowest probability of negative earnings surprises, and management teams who can clearly articulate how growth is being achieved. Generally, we seek stocks with:

• rapid revenue growth

• solid products with leading market share

• proven management teams

Q: Have you made any changes to attempt to improve performance?

A: As of February 1st, I assumed sole responsibility for managing the fund's portfolio. My analyst staff and I are confident in the soundness of the fund's investment process and we fully expect to continue our commitment to an aggressive growth strategy. Still, we recognize that the market has a long way to go to rebuild the investor confidence that appears to have been compromised in the treacherous environment of the past several years. In hindsight, our efforts to reduce the fund's potential capital gains exposure when the market was generally rising cost us in terms of relative performance because the fund's investment mandate required us to hold some stocks too long. In the most recent fiscal period, we did not need to hold back on the fund's trading activity to reduce capital gains distributions, and this, in our opinion, contributed to the fund's positive short-term results.

Q: Technology stocks staged a strong rebound in the fourth calendar quarter of 2001. To what extent did Scudder Development Fund participate in this rally?

A: This past autumn, many technology stocks enjoyed a remarkable recovery, and the fund fully participated in this event, even as we held a significant cash position. However, the rebound was not strong enough to offset summer losses. In general, investors grew confident that corporations were taking steps to adapt to potential terrorism while reducing business-related travel. This boosted prospects for certain technology companies involved in teleconferencing and security. Following September 11, securities analysts reduced earnings expectations to more realistic levels while early signs of an economic recovery helped energize the investment climate. Stocks that had been some of the most volatile earlier in 2001 were the biggest beneficiaries of the fourth quarter rally. As the rally progressed, we added to existing positions of stocks we like such as Paychex, a computer software firm, a top 10 holding as of January 31, and Automatic Data Processing (1.0 percent of the fund's portfolio as of January 31).

Q: How did sectors other than information technology perform?

A: Health care stocks offered mixed results and we missed an opportunity to pick up short-term bargains in retailing. DaVita, a health care services provider (0.8 percent of the portfolio at period end) was a solid positive contributor to performance for the six months ended January 31. However, Andrx Group, another health care services provider and the fund's largest holding at the start of the fiscal year, disappointed us and we have reduced the fund's positioning in the stock. Retailers such as Target, Home Depot and Wal-Mart provided strong returns from October to January as consumers shifted spending to discount stores. We did not own these three stocks because they did not fit the fund's long-term growth discipline.

Q: What's your outlook for the balance of fiscal year 2002?

A: We believe the Federal Reserve's slashing of short-term rates from 6.5 percent to 1.75 percent in 2001 has laid a foundation for future growth and that small and mid-size companies may benefit even more than large ones in the coming months. Every decade has its investment excesses, and, in our view, we are currently in the midst of a healthy cleansing period that will restore investor confidence in markets and the fiscal accountability of corporations.

The current recession appears to be a garden variety one that should end by the middle of this year as financially troubled firms are carted off the proverbial investment field. By focusing on stocks that stand up to rigorous financial scrutiny, we believe the fund is well positioned to participate in a period of renewed stock market enthusiasm. We feel we have remained true to the fund's growth-style investing mandate and concentrated on the highest-quality firms with the most attractive long-term prospects. We feel we have a disciplined process in place that has the potential to improve the fund's long-term results. After several years of pain, we believe the investment climate is changing for the better, and that a new cycle of economic growth is on the horizon.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	82%	86%
Cash Equivalents	18%	14%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/02	7/31/01

Technology	51%	51%
Health	13%	12%
Service Industries	11%	10%
Energy	8%	9%
Financial	5%	3%
Consumer Discretionary	3%	5%
Media	3%	3%
Manufacturing	2%	2%
Communications	2%	3%
Other	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2002 (30.0% of Portfolio)
1. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	4.1%
2. Andrx Group Producer of generic controlled-released oral pharmaceuticals	3.7%
3. Mercury Interactive Corp. Producer of automated software testing tools	3.3%
4. State Street Corp. Provider of custodian banking services	3.1%
5. Fiserv, Inc. Provider of data processing services	3.0%
6. Harley-Davidson, Inc. Manufacturer of motorcycles	2.9%
7. Microsoft Corp. Developer of computer software	2.8%
8. Paychex, Inc. Provider of payroll and human resources services	2.6%
9. Check Point Software Technologies Ltd. Developer, marketer and supporter of management solutions for active networks	2.4%
10. PeopleSoft, Inc. Manufacturer of human resource management software	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 82.1%
Communications 1.4%
Telephone/Communications
Time Warner Telecom, Inc. "A"* (Provider of telecommunication services)	364,600	4,783,552
Consumer Discretionary 2.9%
Recreational Products
Harley-Davidson, Inc. (Manufacturer of motorcycles)	174,800	9,963,600
Consumer Staples 0.5%
Package Goods/Cosmetics
Estee Lauder Companies, Inc. "A" (Manufacturer of personal care products)	55,300	1,786,190
Durables 0.2%
Telecommunications Equipment
Sonus Networks, Inc.* (Provider of voice infrastructure products)	154,800	630,036
Energy 6.5%
Oil & Gas Production 3.7%
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	66,200	3,252,405
EOG Resources, Inc. (Explorer and producer of oil and gas)	144,800	4,921,752
Talisman Energy, Inc. (Explorer of oil and gas)	132,600	4,767,979
		12,942,136
Oilfield Services/Equipment 2.8%
Nabors Industries, Inc.* (Provider of contract well drilling and other services to oil and gas industry)	208,200	6,518,742
Precision Drilling Corp.* (Provider of contract well drilling and other services to oil and gas industry)	131,900	3,292,224
		9,810,966
Financial 4.1%
Banks 3.1%
State Street Corp. (Provider of custodian banking services)	199,000	10,702,220
Insurance 1.0%
Progressive Corp. (Provider of property and casualty insurance)	24,500	3,622,325
Health 10.5%
Health Industry Services 0.8%
DaVita, Inc.* (Provider of dialysis services)	119,500	2,915,800
Medical Supply & Specialty 6.4%
Andrx Group* (Producer of generic controlled-released oral pharmaceuticals)	216,200	12,699,588
Medtronic, Inc. (Manufacturer of cardiac pacemakers)	137,054	6,752,651
Waters Corp.* (Provider of high-performance liquid chromatography products and services)	79,500	2,750,700
		22,202,939
Pharmaceuticals 3.3%
Biovail Corp.* (Producer of pharmaceuticals)	124,500	5,849,010
Teva Pharmaceutical Industries Ltd. (ADR) (Producer of pharmaceutical and veterinary products)	59,300	3,676,600
Watson Pharmaceuticals, Inc.* (Producer of medications and drug delivery systems)	59,400	1,740,420
		11,266,030
Manufacturing 1.5%
Diversified Manufacturing 0.8%
Tyco International Ltd. (New) (Manufacturer of medical products, packaging, electrical and electronic components)	72,600	2,551,890
Electrical Products 0.7%
Nanometrics, Inc.* (Manufacturer of products for advanced integrated circuit, flat panel display and magnetic heads)	133,700	2,509,549
Media 2.3%
Broadcasting & Entertainment
Univision Communication, Inc. "A"* (Provider of Spanish-language broadcasting in the United States)	146,700	5,131,566
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	69,700	2,787,303
		7,918,869
Service Industries 9.2%
EDP Services 4.0%
Automatic Data Processing, Inc. (Provider of various data processing services)	64,800	3,499,200
Fiserv, Inc.* (Provider of data processing services)	241,350	10,242,894
		13,742,094
Miscellaneous Commercial Services 3.4%
Paychex, Inc. (Provider of payroll and human resources services)	248,900	9,134,630
Plexus Corp.* (Provider of electronic design, manufacturing and testing services)	103,400	2,517,790
		11,652,420
Printing/Publishing 1.8%
Dow Jones & Co., Inc. (Operator of business publications and financial news business)	117,000	6,054,750
Technology 42.5%
Computer Software 18.2%
BEA Systems, Inc.* (Developer of computer software)	142,200	2,578,086
Check Point Software Technologies Ltd.* (Developer, marketer and supporter of management solutions for active networks)	229,800	8,387,700
Comverse Technologies, Inc.* (Designer of software for multimedia communications)	79,100	1,690,367
Intuit, Inc.* (Provider of financial software for households and small businesses)	164,700	6,464,475
Mercury Interactive Corp.* (Producer of automated software testing tools)	302,400	11,521,440
Microsoft Corp.* (Developer of computer software)	152,500	9,715,775
PeopleSoft, Inc.* (Manufacturer of human resource management software)	228,900	7,436,961
RSA Security, Inc.* (Provider of Internet security solutions for electronic business worldwide)	182,350	2,044,144
SAP AG (ADR) (Manufacturer of computer software)	99,700	3,495,482
SmartForce PLC (ADR)* (Provider of educational software on the Internet)	179,800	3,139,308
Verity, Inc.* (Developer of software tools and applications for locating information on various networks)	316,000	5,918,680
		62,392,418
Diverse Electronic Products 1.2%
Teradyne, Inc.* (Manufacturer of electronic test equipment)	141,900	4,237,134
EDP Peripherals 6.5%
Brocade Communications Systems, Inc.* (Provider of switching solutions for storage area networks)	93,900	3,417,960
EMC Corp.* (Provider of enterprise storage systems, software, networks and services)	174,000	2,853,600
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices)	114,400	2,053,480
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)	914,350	14,172,425
		22,497,465
Electronic Components/Distributors 4.0%
Analog Devices, Inc.* (Designer, manufacturer and marketer of linear, mixed-signal and digital integrated circuits)	59,300	2,597,340
Applied Micro Circuits Corp.* (Designer and manufacturer of high-bandwidth silicon solutions)	99,600	1,012,932
Cisco Systems, Inc.* (Developer of computer network products)	182,400	3,611,520
PDF Solutions, Inc.* (Provider of infrastructure technologies and services for integrated circuits)	165,800	2,387,520
Sandisk Corp.* (Manufacturer of flash memory data storage products)	122,300	1,884,643
Vishay Intertechnology, Inc.* (Manufacturer of electronic components)	128,100	2,383,941
		13,877,896
Precision Instruments 1.0%
Photon Dynamics, Inc.* (Supplier of test, inspection and repair systems for the flat panel manufacturing industry)	88,200	3,540,348
Semiconductors 11.6%
Atmel Corp.* (Developer and manufacturer of integrated circuits)	562,000	4,327,400
Cirrus Logic, Inc.* (Designer of integrated circuits)	109,400	2,065,472
Elantec Semiconductor, Inc.* (Designer and manufacturer of analog integrated circuits)	98,400	4,013,736
Linear Technology Corp. (Manufacturer of integrated circuits)	177,600	7,347,312
Microchip Technology, Inc.* (Manufacturer of high performance, field programmable microcontrollers and specialty memory products)	116,900	4,405,961
Micron Technology, Inc.* (Manufacturer of semiconductor memory and enhancement products for work stations)	76,000	2,565,000
Pericom Semiconductor Corp.* (Developer of integrated circuits)	245,700	3,734,640
QLogic Corp.* (Manufacturer of semiconductor and input/output products)	65,300	3,195,129
Silicon Storage Technology, Inc.* (Designer of memory chips)	456,100	3,776,508
Siliconix, Inc.* (Manufacturer of discrete and integrated semiconductor products)	45,600	1,247,160
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits)	279,800	3,517,086
		40,195,404
Transportation 0.5%
Air Freight
EGL, Inc.* (Provider of air freight services)	128,900	1,755,618
Total Common Stocks (Cost $349,227,465)		283,551,649
	Principal Amount ($)	Value ($)
Cash Equivalents 17.9%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $61,631,906)	61,631,906	61,631,906
Total Investment Portfolio - 100.0%(Cost $410,859,371) (a)		345,183,555

* Non-income producing security.
(a) The cost for federal income tax purposes was $410,869,731. At January 31, 2002, net unrealized depreciation for all securities based on tax cost was $65,686,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,591,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $115,278,117.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $410,859,371)	$ 345,183,555
Cash	10,000
Dividends receivable	63,733
Interest receivable	98,791
Receivable for Fund shares sold	1,075,202
Other receivables	1,334,405
Total assets	347,765,686
Liabilities
Payable for investments purchased	424,993
Payable for Fund shares redeemed	438,358
Accrued management fee	292,548
Other accrued expenses and payables	154,211
Total liabilities	1,310,110
Net assets, at value	$ 346,455,576
Net Assets
Net assets consist of: Accumulated net investment loss	(1,375,216)
Net unrealized appreciation (depreciation) on: Investments	(65,675,816)
Other receivables	(402,361)
Accumulated net realized gain (loss)	(48,997,352)
Paid-in capital	462,906,321
Net assets, at value	$ 346,455,576
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($1,195,984 / 59,763 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.01
Class S Net Asset Value, offering and redemption price per share ($345,259,592 / 17,254,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.01

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,495)	$ 286,567
Interest	820,911
Total Income	1,107,478
Expenses: Management fee	1,610,678
Administrative fee	853,352
Trustees' fees and expenses	9,662
Other	9,002
Total expenses	2,482,694
Net investment income (loss)	(1,375,216)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(57,693,578)
Foreign currency related transactions	(380)
(57,693,958)
Net unrealized appreciation (depreciation) during the period on: Investments	21,201,820
Other receivables	760,559
21,962,379
Net gain (loss) on investment transactions	(35,731,579)
Net increase (decrease) in net assets resulting from operations	$ (37,106,795)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income (loss)	$ (1,375,216)	$ (3,220,142)
Net realized gain (loss) on investment transactions	(57,693,958)	30,884,090
Net unrealized appreciation (depreciation) on investment transactions during the period	21,962,379	(317,230,862)
Net increase (decrease) in net assets resulting from operations	(37,106,795)	(289,566,914)
Distributions to shareholders from: Net realized gains: Class AARP	(70,387)	(142,777)
Class S	(21,691,074)	(101,275,886)
Fund share transactions: Proceeds from shares sold	423,566,314	974,469,769
Reinvestment of distributions	20,618,688	96,113,794
Cost of shares redeemed	(484,631,082)	(1,060,609,562)
Net increase (decrease) in net assets from Fund share transactions	(40,446,080)	9,974,001
Increase (decrease) in net assets	(99,314,336)	(381,011,576)
Net assets at beginning of period	445,769,912	826,781,488
Net assets at end of period (including accumulated net investment loss of $1,375,216 at January 31, 2002)	$ 346,455,576	$ 445,769,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended July 31,	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	(17.74)
Total from investment operations	(2.06)	(17.86)
Less distributions from: Net realized gains on investment transactions	(1.28)	(5.85)
Total distributions	(1.28)	(5.85)
Net asset value, end of period	$ 20.01	$ 23.35
Total Return (%)	(8.95)**	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	1.31*	1.27*
Ratio of expenses after expense reductions (%)	1.31*	1.27*
Ratio of net investment income (loss) (%)	(.73)*	(.43)*
Portfolio turnover rate (%)	37*	61

a For the six months ended January 31, 2002 (Unaudited).
b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S

Years Ended July 31,	2002[a]	2001	2000	1999[b]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67	$ 39.02	$ 45.56
Income (loss) from investment operations: Net investment income (loss)[d]	(.08)	(.17)	(.42)	(.04)	(.35)	(.41)	(.40)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	(15.55)	11.58	(1.76)	4.49	6.94	(1.66)
Total from investment operations	(2.06)	(15.72)	11.16	(1.80)	4.14	6.53	(2.06)
Less distributions from: Net realized gains on investment transactions	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)	(4.48)
Total distributions	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)	(4.48)
Net asset value, end of period	$ 20.01	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67	$ 39.02
Total Return (%)	(8.95)**	(38.43)	29.22	(4.33)**	11.65	17.86	(4.93)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	345	445	827	716	775	845	862
Ratio of expenses before expense reductions (%)	1.31*	1.29	1.41[e]	1.52*	1.51	1.41	1.36
Ratio of expenses after expense reductions (%)	1.31*	1.29	1.40[e]	1.52*	1.51	1.41	1.36
Ratio of net investment income (loss) (%)	(.73)*	(.48)	(.95)	(1.09)*	(.94)	(.99)	(1.02)
Portfolio turnover rate (%)	37*	61	100	4*	97[f]	52	52

a For the six months ended January 31, 2002 (Unaudited).
b For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.
c For the year ended June 30.
d Based on average shares outstanding during the period.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively.
f The change in the investment objective during the period resulted in a higher portfolio turnover rate.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At January 31, 2002, other receivables of $1,334,405 (0.4% of net assets) with a cost of $1,736,766 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $58,026,105 and $120,805,600, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of the average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 2,505	$ 385
Class S	850,847	130,649
	$ 853,352	$ 131,034

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002, totaled $820,911 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2002, the Fund received no credits.

E. Line of Credit

The Fund and several affiliated other funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	42,190	$ 859,048	158,545*	$ 6,124,379*
Class S	20,662,748	422,707,266	30,649,554**	968,345,390**
		$ 423,566,314		$ 974,469,769
Shares issued to shareholders in reinvestment of distributions
Class AARP	3,280	$ 67,152	4,268*	$ 135,351*
Class S	1,004,068	20,551,536	3,026,757**	95,978,443**
		$ 20,618,688		$ 96,113,794
Shares redeemed
Class AARP	(32,327)	$ (678,229)	(116,193)*	$ (4,522,317)*
Class S	(23,457,440)	(483,952,853)	(33,036,957)**	(1,056,087,245)**
		$ (484,631,082)		$ (1,060,609,562)
Net increase (decrease)
Class AARP	13,143	$ 247,971	46,620*	$ 1,737,413*
Class S	(1,790,624)	(40,694,051)	639,354**	8,236,588**
		$ (40,446,080)		$ 9,974,001

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Trustees and Officers

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Peter Chin*
Vice President
J. Brooks Dougherty*
Vice President
James E. Fenger*
Vice President
William F. Glavin, Jr.*
Vice President
Sewall Hodges*
Vice President
Robert L. Horton*
Vice President
James E. Masur*
Vice President
Howard S. Schneider*
Vice President
Blair J. Treisman*
Vice President
Robert D. Tymoczko*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January, 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:

For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell, P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,

P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes

Notes